UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2023

TIMBER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100,
Warren, NJ 07059
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 23, 2023, Timber Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of five directors; (2) the approval of an amendment to the Timber Pharmaceuticals, Inc. 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 263,179 to 449,223; and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The final voting results were as follows:

1.
The stockholders elected of each of John Koconis, Dr. David Cohen, Dr. Lubor Gaal, Dr. Gianluca Pirozzi and Edward J. Sitar as directors to hold office for a term of one year, until his successor is duly elected and qualified or he is otherwise unable to complete his term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John Koconis	713,485	82,169	455,073
David Cohen, M.D.	677,110	118,544	455,073
Lubor Gaal, Ph. D.	677,193	118,461	455,073
Gianluca Pirozzi, M.D., Ph.D.	631,152	164,502	455,073
Edward J. Sitar	676,323	119,331	455,073

2.
The proposal to approve an amendment to the Timber Pharmaceuticals, Inc. 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 263,179 to 449,223 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
410,803	382,208	2,633	455,073

3.
The proposal to ratify the appointment of KPMG LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 was approved based upon the following votes:

Votes For	Votes Against	Abstentions
1,185,683	57,181	7,863

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBER PHARMACEUTICALS, INC.

Date: June 23, 2023	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board of Directors